EXHIBIT 99.1
                                                                    ------------


PRO FORMA FINANCIAL INFORMATION


     In order to improve our capital structure, we entered into an exchange agreement on January 31, 2007 with certain holders of the 9 3/8% senior subordinated notes due 2011 and the 8 3/4% senior subordinated notes due 2011 issued by SunCom Wireless, Inc., a wholly owned subsidiary of SunCom Wireless Holdings, Inc. (Holdings). Under the exchange agreement, holders of SunCom Wireless subordinated notes a party to the agreement agreed to tender their subordinated notes in exchange for shares of Holdings Class A common stock.

     On May 15, 2007, Holdings implemented a 1-for-10 reverse stock split to ensure that there existed sufficient authorized shares of Class A common stock to complete the debt-for-equity exchange contemplated by the exchange agreement. To accomplish this reverse stock split, Holdings merged with a wholly owned subsidiary of Holdings. Holdings was the surviving corporation in this merger.

     In the merger, each outstanding share of Class A common stock converted into 0.1 share of Class A common stock of Holdings, as the surviving corporation. Accordingly, Holdings issued or will issue approximately 7.3 million shares of Class A common stock, inclusive of shares held in treasury, as part of this merger transaction. Holdings had no other class or series of capital stock outstanding at the time of the merger.

     Also, on May 15, 2007, holders of SunCom Wireless subordinated notes exchanged notes representing 98.3% of the outstanding subordinated notes for shares of Holdings' Class A common stock.

     The following unaudited pro forma financial statements sets forth our historical selected financial data on a pro forma basis, after giving effect to the merger and exchange transactions described above, at March 31, 2007 and for the quarter ended March 31, 2007 and the fiscal year ended December 31, 2006. This financial data has been derived from, and should be read in conjunction with, our audited consolidated financial statements, the related notes and selected financial information filed as part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our quarterly report on Form 10-Q for the period ended March 31, 2007.


     The unaudited pro forma combined financial statements give effect to the following transactions, as if each transaction occurred on the date or at the beginning of the periods indicated:

     o the acquisition by SunCom Investment Co. LLC, a wholly owned subsidiary of Holdings, of $341,514,000 aggregate principal amount of the 9 3 / 8 % senior subordinated notes due 2011 and $390,106,000 aggregate principal amount of the 8 3 / 4 % senior subordinated notes due 2011;

     o the issuance of approximately 52.0 million new shares of Class A common stock (after giving effect to the 1 for 10 reverse stock split effected through the merger immediately prior to the exchange), through SunCom Investment, to the holders of the SunCom Wireless subordinated notes participating in the exchange; and

     o the payment of fees and expenses related to the merger and exchange transactions.

     The unaudited pro forma combined financial statements are for informational purposes only, are not indications of future performance, and should not be considered indicative of actual results that would have been achieved had the merger and the exchange actually been consummated on the dates or at the beginning of the periods presented.












                                 SUNCOM WIRELESS HOLDINGS, INC.


                         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                                            AS OF MARCH 31, 2007
                                                                                 --------------------------------------------
                                                                                 HISTORICAL     ADJUSTMENTS        PRO FORMA
                                                                                 -----------    -----------       -----------
                                                                                   (DOLLARS IN THOUSANDS, EXCEPT PAR VALUE)
                                     ASSETS:
CURRENT ASSETS:
Cash and cash equivalents                                                        $    34,133    $    (1,000)(A)   $    33,133
Short-term investments                                                               173,850           --             173,850
Restricted cash and restricted short-term investments                                  1,689           --               1,689
Accounts receivable, net of allowance for doubtful accounts of $8,291                 88,729           --              88,729
Accounts receivable -- roaming partners                                               15,489           --              15,489
Inventory, net                                                                        25,668           --              25,668
Prepaid expenses                                                                      24,636           --              24,636
Assets held for sale                                                                     377           --                 377
Other current assets                                                                  19,394        (12,433)(B)         6,961
                                                                                 -----------    -----------       -----------

TOTAL CURRENT ASSETS                                                                 383,965        (13,433)          370,532
LONG TERM ASSETS:
Property and equipment, net                                                          462,918           --             462,918
Intangible assets, net                                                               786,160           (924)(C)       785,236
Other long-term assets                                                                 8,988           --               8,988
                                                                                 -----------    -----------       -----------

TOTAL ASSETS                                                                     $ 1,642,031    $   (14,357)      $ 1,627,674
                                                                                 ===========    ===========       ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
CURRENT LIABILITIES:
Accounts payable                                                                 $    74,818    $      --         $    74,818
Accrued liabilities                                                                   84,925           --              84,925
Current portion of long term debt                                                      2,809           --               2,809
Other current liabilities                                                             27,266           --              27,266
                                                                                 -----------    -----------       -----------

TOTAL CURRENT LIABILITIES                                                            189,818           --             189,818
LONG-TERM DEBT:
Capital lease obligations                                                                454           --                 454
Senior secured term loan                                                             241,875           --             241,875
Senior notes                                                                         714,657           --             714,657
                                                                                 -----------    -----------       -----------

SENIOR LONG-TERM DEBT                                                                956,986           --             956,986
Subordinated notes                                                                   732,904       (720,708)(D)        12,196
                                                                                 -----------    -----------       -----------

TOTAL LONG-TERM DEBT                                                               1,689,890       (720,708)          969,182
Deferred income taxes, net                                                           143,236           --             143,236
Deferred revenue                                                                       1,638           --               1,638
Deferred gain on sale of property and equipment                                       57,686           --              57,686
Other                                                                                  5,429           --               5,429
                                                                                 -----------    -----------       -----------

TOTAL LIABILITIES                                                                  2,087,697       (720,708)        1,366,989
Commitments and contingencies                                                           --             --                --
STOCKHOLDERS' EQUITY (DEFICIT)
Series B Preferred Stock, $0.01 par value, 50,000,000 shares
authorized; no shares issued or outstanding as of March 31, 2007                        --             --                --
Series C Convertible Preferred Stock, $0.01 par value,
3,000,000 shares authorized; no shares issued or outstanding as of
March 31, 2007                                                                          --             --                --
Preferred stock, $0.01 par value, 17,000,000 shares authorized; no
shares issued or outstanding as of March 31, 2007                                       --             --                --
Class A Common Stock, $0.01 par value, 520,000,000 shares
authorized; 73,038,482 shares issued and 71,252,453 shares
outstanding as of March 31, 2007                                                         713           (650)(E)           583
                                                                                                        520 (F)
Class B Non-voting Common Stock, $0.01 par value, 60,000,000 shares
authorized; no shares issued or outstanding as of March 31, 2007                        --             --                --
Additional paid-in capital                                                           612,524        889,165 (G)     1,502,339
                                                                                                        650 (E)
Accumulated deficit                                                               (1,057,162)      (183,334)(H)    (1,240,496)
Class A common stock held in treasury, at cost (1,786,029 shares)                     (1,741)          --              (1,741)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                (445,666)       706,351           260,685

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                             $ 1,642,031    $   (14,357)      $ 1,627,674
                                                                                 ===========    ===========       ===========

                                 SUNCOM WIRELESS HOLDINGS, INC.


                    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                           FOR THE QUARTER ENDED MARCH 31, 2007
                                                    -------------------------------------------------
                                                     HISTORICAL         ADJUSTMENTS        PRO FORMA
                                                    ------------       ------------      ------------
                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
Service                                             $    186,435       $       --        $    186,435
Roaming                                                   22,002               --              22,002
Equipment                                                 24,483               --              24,483
                                                    ------------       ------------      ------------

Total revenues                                           232,920               --             232,920
Operating Expenses:
Cost of service (excluding the below amortization
and excluding depreciation and asset disposal of
$                                          21,013)        62,932               --              62,932
Cost of equipment                                         38,867               --              38,867
Selling, general and administrative (excluding
depreciation and asset disposal of $3,133)                89,040               --              89,040
Depreciation and asset disposal                           24,146               --              24,146
Amortization                                               7,834               --               7,834

Total operating expenses                                 222,819               --             222,819

Income from operations                                    10,101               --              10,101
Interest expense                                         (38,334)        17,125 (I)           (21,209)
Interest and other income                                  2,404               --               2,404

Income (loss) before taxes                               (25,829)            17,125            (8,704)
Income tax provision                                      (3,098)              --              (3,098)

Net loss                                                 (28,927)            17,125           (11,802)
Net loss per common share (basic)                   $      (4.20)(E)   $       0.33      $      (0.20)

Net loss per common share (diluted)                 $      (4.20)(E)   $       0.33      $      (0.20)
                                                    ============       ============      ============

Weighted average common shares outstanding (basic
and diluted)                                        6,895,516 (E)        52,028,376(F)     58,923,892
                                                    ============       ============      ============


                                 SUNCOM WIRELESS HOLDINGS, INC.


                    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                            FOR THE YEAR ENDED DECEMBER 31, 2006
                                                    ----------------------------------------------------
                                                     HISTORICAL          ADJUSTMENTS          PRO FORMA
                                                    ------------       ---------------      ------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
Service                                             $    669,671       $          --        $    669,671
Roaming                                                   85,716                  --              85,716
Equipment                                                 97,492                  --              97,492
                                                    ------------       ---------------      ------------

Total revenues                                           852,879                  --             852,879
Operating Expenses:
Cost of service (excluding the below amortization
and excluding depreciation and asset disposal of
$                                         221,762)       266,214                  --             266,214
Cost of equipment                                        151,073                  --             151,073
Selling, general and administrative (excluding
depreciation and asset disposal of $9,072)               345,006                  --             345,006
Termination benefits and other related charges             1,841                  --               1,841
Depreciation and asset disposal                          230,834                  --             230,834
Amortization                                              39,883                  --              39,883
                                                    ------------       ---------------      ------------

Total operating expenses                               1,034,851                  --           1,034,851
                                                    ------------       ---------------      ------------

Loss from operations                                    (181,972)                 --            (181,972)
Interest expense                                        (152,659)               68,372(I)        (84,287)
Interest and other income                                 13,557                  --              13,557
                                                    ------------       ---------------      ------------

Income (loss) before taxes                              (321,074)               68,372          (252,702)
Income tax provision                                     (16,304)                 --             (16,304)
                                                    ------------       ---------------      ------------

Net loss                                                (337,378)               68,372          (269,006)
Net loss per common share (basic)                   $     (49.09)(E)   $          1.31      $      (4.57)
                                                    ============       ===============      ============

Net loss common share (diluted)                     $     (49.09)(E)   $          1.31      $      (4.57)
                                                    ============       ===============      ============

Weighted average common shares outstanding (basic
and diluted)                                           6,872,976 (E)        52,028,376(F)     58,901,352
                                                    ============       ===============      ============


                         SUNCOM WIRELESS HOLDINGS, INC.


         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The unaudited pro forma financial data presented herein is not necessarily indicative of our operating results or financial position had the merger and exchange transactions been completed at the dates indicated, nor are they necessarily indicative of our future results of operations or financial position.


     (A) Reflects the net decrease in cash and cash equivalents resulting from the payment of incremental assumed transaction expenses estimated at $1.0 million.


     (B) Reflects the write-off of direct costs capitalized in connection with the exchange agreement.


     (C) Reflects the write-off of deferred financing costs associated with 98.4% of the outstanding 9 3 / 8 % notes and 98.3% of the 8 3 / 4 % notes.


     (D) Reflects the retirement of the subordinated notes tendered in exchange for shares of Class A common stock described in Note (G) below.


     (E) Reflects the 1 for 10 reverse stock split.


     (F) Reflects the issuance of 52,028,376 shares of Class A common stock to the bondholders in exchange for the retirement of 98.4% of the outstanding 9 3 / 8 % notes and 98.3% of the 8 3 / 4 % notes.


     (G) Reflects the issuance of 52,028,376 shares of Class A common stock, with an assumed market value of $17.10 per share, to the bondholders in exchange for the tendered subordinated notes. The assumed market price is based upon the closing price of Holdings' Class A common stock on May 15, 2007, adjusted for the 1 for 10 reverse stock split. If the Holdings' split adjusted stock price changed by $0.01, the gain or loss recorded on the exchange transaction would be adjusted by approximately $0.5 million.


     (H) Reflects the assumed fair value of the Class A common stock issued to the bondholders in excess of par, based on the assumed market price described in Note (G), less the value of the subordinated notes exchanged, thereby increasing the accumulated deficit as a result of the exchange transaction.


     (I) Reflects consolidated interest expense reduction as the result of retiring the tendered subordinated notes.